                                                                       Exhibit s

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Kimberly Carroll, Joseph R. Fleming, Brian S. Vargo, Dilia M. Caballero, Jennifer O. Epstein and Victoria Szybillo, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to H&Q HEALTHCARE INVESTORS (the "Fund"), and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.


/s/ Daniel R. Omstead
------------------------------------
Signature


Daniel R. Omstead
------------------------------------
Printed Name


April 7, 2004
------------------------------------
Date

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel R. Omstead, Kimberly Carroll, Joseph R. Fleming, Brian S. Vargo, Dilia M. Caballero, Jennifer O. Epstein and Victoria Szybillo, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to H&Q HEALTHCARE INVESTORS (the "Fund"), and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.


/s/ Lawrence S. Lewin
------------------------------------
Signature


Lawrence S. Lewin
------------------------------------
Printed Name


March 25, 2004
------------------------------------
Date

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel R. Omstead, Kimberly Carroll, Joseph R. Fleming, Brian S. Vargo, Dilia M. Caballero, Jennifer O. Epstein and Victoria Szybillo, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to H&Q HEALTHCARE INVESTORS (the "Fund"), and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.


/s/ Robert P. Mack, M.D.
------------------------------------
Signature


Robert P. Mack, M.D.
------------------------------------
Printed Name


March 29, 2004
------------------------------------
Date

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel R. Omstead, Kimberly Carroll, Joseph R. Fleming, Brian S. Vargo, Dilia M. Caballero, Jennifer O. Epstein and Victoria Szybillo, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to H&Q HEALTHCARE INVESTORS (the "Fund"), and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.


/s/ Eric Oddleifson
------------------------------------
Signature


Eric Oddleifson
------------------------------------
Printed Name


March 26, 2004
------------------------------------
Date

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel R. Omstead, Kimberly Carroll, Joseph R. Fleming, Brian S. Vargo, Dilia M. Caballero, Jennifer O. Epstein and Victoria Szybillo, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to H&Q HEALTHCARE INVESTORS (the "Fund"), and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.


/s/ Oleg M. Pothotsky
------------------------------------
Signature


Oleg M. Pohotsky
------------------------------------
Printed Name


March 30, 2004
------------------------------------
Date

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel R. Omstead, Kimberly Carroll, Joseph R. Fleming, Brian S. Vargo, Dilia M. Caballero, Jennifer O. Epstein and Victoria Szybillo, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to H&Q HEALTHCARE INVESTORS (the "Fund"), and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.


/s/ Uwe E. Reinhardt
------------------------------------
Signature


Uwe E. Reinhardt
------------------------------------
Printed Name


March 30, 2004
------------------------------------
Date

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Daniel R. Omstead, Kimberly Carroll, Joseph R. Fleming, Brian S. Vargo, Dilia M. Caballero, Jennifer O. Epstein and Victoria Szybillo, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all registration statements applicable to H&Q HEALTHCARE INVESTORS (the "Fund"), and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person in his or her capacity as a Trustee or Officer of the Fund, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has duly executed this Power of Attorney on the date indicated below.


/s/ Henri A. Termeer
------------------------------------
Signature

Henri A. Termeer
------------------------------------
Printed Name

March 29, 2004
------------------------------------
Date